UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2017

CARE CAPITAL PROPERTIES, INC.

(Sabra Health Care REIT, Inc., as successor by merger to PR Sub, LLC, as successor by merger to Care Capital Properties, Inc.)

(Exact name of registrant as specified in its charter)

001-37356	Delaware	37-1781195
(Commission File Number)	(State of Incorporation)	(I.R.S. Employer Identification No.)

c/o Sabra Health Care REIT, Inc. 18500 Von Karman Avenue, Suite 550 Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

(312) 881-4700

(Registrant’s Telephone Number, Including Area Code)

191 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on May 7, 2017, Care Capital Properties, Inc., a Delaware corporation (“CCP” or the “Company”), Sabra Health Care REIT, Inc., a Maryland corporation (“Sabra”), PR Sub, LLC, a Delaware limited liability and wholly owned subsidiary of Sabra (“Merger Sub”), Sabra Health Care Limited Partnership, a Delaware limited partnership (the “Sabra LP”) and Care Capital Properties, LP, a Delaware limited partnership (“CCP LP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). As previously announced, on August 17, 2017, pursuant to the terms and conditions of the Merger Agreement, (i) CCP was merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving company in the Merger, (ii) immediately following the Merger and simultaneous with the Partnership Merger (as defined below), Merger Sub was merged with and into Sabra (the “Subsequent Merger”), with Sabra continuing as the surviving corporation in the Subsequent Merger, and (iii) simultaneous with the Subsequent Merger, CCP LP was merged with and into Sabra LP (the “Partnership Merger”), with Sabra LP continuing as the surviving partnership in the Partnership Merger. On August 18, 2017, pursuant to an Agreement and Plan of Merger, dated as of August 18, 2017, Care Capital Properties GP, LLC (“CCP GP”) was merged with and into Sabra (the “GP Merger”), with Sabra continuing as the surviving corporation in the GP Merger.

On August 17, 2017, in connection with the Merger, CCP LP, Merger Sub, CCP GP and Regions Bank, as trustee (the “Trustee”) entered into a First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture (the “Base Indenture”), dated as of July 14, 2016, by and among CCP LP, CCP, CCP GP and the Trustee pursuant to which Merger Sub assumed CCP’s obligations under the Base Indenture and the 5.125% Senior Notes due 2026 issued by CCP LP and guaranteed by CCP and CCP GP (the “Notes”).

On August 17, 2017, in connection with the Subsequent Merger, Sabra LP as successor to CCP LP, Sabra, CCP GP and the Trustee entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Base Indenture pursuant to which Sabra assumed the obligations of Merger Sub (as successor to CCP) under the Base Indenture and the Notes.

On August 17, 2017, in connection with the Partnership Merger, Sabra LP, Sabra, CCP GP and the Trustee entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture pursuant to which Sabra LP assumed CCP LP’s obligations under the Base Indenture and the Notes.

On August 18, 2017, in connection with the GP Merger, Sabra LP, Sabra and the Trustee entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture” and together with the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Supplemental Indentures”) to the Base Indenture pursuant to which Sabra assumed CCP GP’s obligations under the Base Indenture and the Notes.

The foregoing description is qualified in its entirety by the complete terms of the Base Indenture, which is attached as Exhibit 4.1 hereto and is incorporated by reference into this Item 1.01, and the Supplemental Indentures, which are attached as Exhibits 4.2, 4.3, 4.4 and 4.5 hereto and are incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of July 14, 2016, by and among Care Capital Properties, LP, Care Capital Properties, Inc., Care Capital Properties GP, LLC and Regions Bank, as trustee (incorporated by reference to Exhibit 4.1 of the Form 8-K filed on July 15, 2016 (SEC File No. 001-37356)).

4.2	First Supplemental Indenture, dated as of August 17, 2017, by and among Care Capital Properties, LP, PR Sub, LLC, Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.3	Second Supplemental Indenture, dated as of August 17, 2017, by and among Sabra Health Care Limited Partnership as successor to Care Capital Properties, LP, Sabra Health Care REIT, Inc., Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.4	Third Supplemental Indenture, dated as of August 17, 2017, by and among Sabra Health Care Limited Partnership, Sabra Health Care REIT, Inc., Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.5	Fourth Supplemental Indenture, dated as of August 18, 2017, by and among Sabra Health Care Limited Partnership, Sabra Health Care REIT, Inc. and Regions Bank, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRA HEALTH CARE REIT, INC. as successor to CARE CAPITAL PROPERTIES, INC.

Date: August 22, 2017		/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of July 14, 2016, by and among Care Capital Properties, LP, Care Capital Properties, Inc., Care Capital Properties GP, LLC and Regions Bank, as trustee (incorporated by reference to Exhibit 4.1 of the Form 8-K filed on July 15, 2016 (SEC File No. 001-37356)).

4.2	First Supplemental Indenture, dated as of August 17, 2017, by and among Care Capital Properties, LP, PR Sub, LLC, Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.3	Second Supplemental Indenture, dated as of August 17, 2017, by and among Sabra Health Care Limited Partnership as successor to Care Capital Properties, LP, Sabra Health Care REIT, Inc., Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.4	Third Supplemental Indenture, dated as of August 17, 2017, by and among Sabra Health Care Limited Partnership, Sabra Health Care REIT, Inc., Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.5	Fourth Supplemental Indenture, dated as of August 18, 2017, by and among Sabra Health Care Limited Partnership, Sabra Health Care REIT, Inc. and Regions Bank, as trustee.